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                                                                   Exhibit 10.30

                                  US HELICOPTER

SANDY GOLDSTEIN:

      o EMPLOYMENT TERMS - DATED OCTOBER 4, 2004; EFFECTIVE OCTOBER 7, 2004 (START DATE)


      o     POSITION

      -     DIRECTOR OF OPERATIONS


      o     REPORTS TO

      -     SENIOR VICE PRESIDENT/CHIEF OPERATING OFFICER


      o     RESPONSIBILITIES

      -     FLIGHT OPERATIONS

      -     CHIEF PILOT

      -     FLIGHT CREWS

      -     FLIGHT FOLLOWING


      o     SALARY

      -     BASE SALARY $75,000 PER ANNUM
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SANDY GOLDSTEIN
EMPLOYMENT TERMS
SEPTEMBER 28, 2004
PAGE TWO

      o     STOCK PLAN

      -     100,000 SHARES VESTED OVER ONE (1) YEAR

      - STOCK OPTIONS (AT PRE-ESTABLISHED VALUATION RATE) 70,000 SHARES IN ACCORDANCE WITH COMPANY'S STOCK OPTION PLAN


      o     BENEFITS

      -     TO BE ESTABLISHED/FINALIZED

      AGREED TO:

        /s/  Terence O. Dennison             /s/  Sandy Goldstein
      -----------------------------------    -----------------------------------
      TERENCE O. DENNISON                    SANDY GOLDSTEIN
      Senior Vice President/
      Chief Operating Officer